Exhibit (a)(1)(ii)

Consent and Letter of Transmittal

To Tender Notes and to Deliver Consents in Respect of the Outstanding

Floating Rate Contingent Convertible Senior Notes due 2024 (CUSIP No. 127687AA9; CUSIP No. 127687AB7;

ISIN No. US127687AA90; ISIN No. US127687AB73)

of

Harrah’s Entertainment, Inc.

Harrah’s Operating Company, Inc.

Pursuant to the Offer to Purchase and Consent Solicitation Statement

dated December 21, 2007

The Offer for the series of Notes (as defined below) will expire at 8:00 a.m., New York City time, on January 23,

2008, unless extended or earlier terminated (such date and time with respect to each Offer, as the same may be modified, the “Offer Expiration Date”). Holders may withdraw traded Notes at any time prior to the Offer Expiration Date.

The Depositary for the Offer and the Consent Solicitation is:

Global Bondholder Services Corporation

By Hand Before 5:00 p.m.:	By Overnight Courier:	By Registered or Certified Mail:

Global Bondholder Services Corporation 65 Broadway — Suite 723 New York, NY 10006	Global Bondholder Services Corporation 65 Broadway — Suite 723 New York, NY 10006	Global Bondholder Services Corporation 65 Broadway — Suite 723 New York, NY 10006

By Facsimile Transmission: (for Eligible Institutions Only)

(212) 430-3775

To Confirm by Telephone or for Information Call:

(212) 430-3774

Delivery of this Consent and Letter of Transmittal to an address, or transmission via facsimile to a number, other than as set forth above will not constitute valid delivery.

All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Statement (as defined below).

The instructions contained herein and in the Statement should be read carefully before this Consent and Letter of Transmittal is completed.

Please note that the Offer and the Consent Solicitation do not include a provision enabling Notes to be tendered by notice of guaranteed delivery. Therefore, all Notes must be tendered and received at or prior to the Offer Expiration Date, if a Holder wishes to be eligible to receive the Consideration.

List below the Floating Rate Contingent Convertible Senior Notes due 2024 (the “Notes”) by Harrah’s Operating Company, Inc. (the “Company”) and Harrah’s Entertainment, Inc. (the “Parent” and together with the Company, the “Offerors,” “we,” “us” or “our”) to which this Consent and Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers, principal amounts and other information required in the table below on a separately executed schedule and affix the schedule to this Consent and Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

DESCRIPTION OF NOTES TENDERED AND CONSENTS DELIVERED

Name (s) and Address(es) of Holder(s) (Please fill in, if blank)	Series of Notes*	Certificate Numbers**	Aggregate Principal Amount Represented***	Principal Amount Tendered And As To Which Consents Are Delivered****

*	Enter the title of the series of Notes being tendered and as to which Consents (as defined below) are being delivered.
**	Need not be completed by Holders (as defined below) tendering by book-entry transfer (see below).
***	Unless otherwise indicated in the column labeled “Principal Amount Tendered And As To Which Consents Are Delivered” and subject to the terms and conditions set forth in the Statement, a Holder will be deemed to have tendered the entire aggregate principal amount represented by the Notes indicated in the column labeled “Aggregate Principal Amount Represented.” See Instruction 5.
****	For a valid tender, Consent must be given for all Notes tendered. Accordingly, Consents will be deemed to be delivered for all Notes tendered.

Holders who wish to be eligible to receive the Consideration, plus accrued and unpaid interest, if any, on such Holder’s Notes, up to but not including, the Payment Date, pursuant to the Offer and the Consent Solicitation must validly tender their Notes and deliver the related Consent to the Depositary at or prior to the Offer Expiration Date.

☐	Check here if tendered Notes are being delivered by book-entry transfer made to the account maintained by the Depositary and complete the following:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

By the execution hereof, the undersigned acknowledges receipt of the Offer to Purchase and Consent Solicitation Statement dated December 21, 2007 (as the same may be amended or supplemented from time to time, the “Statement”), of the Offerors, and this Consent and Letter of Transmittal and instructions hereto (as the same may be amended from time to time, the “Consent and Letter of Transmittal” and, together with the Statement, the “Offer”), which together constitute (i) the Offerors’ offer to purchase all of the outstanding Notes of the series, upon the terms and subject to the conditions set forth in the Statement and this Consent and Letter of Transmittal, and (ii) the Offerors’ solicitation (the “Consent Solicitation”) of consents (the “Consents”) for the Notes from each holder of the Notes (each a “Holder” and, collectively, the “Holders”) to certain proposed amendments described in the Statement (the “Proposed Amendments”) to (1) the Notes and (2) the Amended and Restated Indenture dated as of July 28, 2005, by and among the Company (as successor to Caesars Entertainment, Inc.), the Parent, as a guarantor, and U.S. Bank N.A. (“U.S. Bank”), as trustee, pursuant to which the Convertible Notes were issued (as amended and supplemented, the “Indenture”).

Holders who tender Notes pursuant to the Offer and the Consent Solicitation will be deemed to consent with respect to the Proposed Amendments.

This Consent and Letter of Transmittal is to be used by Holders if (i) certificates representing Notes are to be physically delivered to the Depositary herewith by such Holders, or (ii) tender of Notes is to be made by book-entry transfer to the Depositary’s account at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Statement under “Procedures for Tendering Notes and Delivering Consents—Tender of Notes Held Through DTC,” by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Notes, unless an Agent’s Message is delivered in connection with such book-entry transfer. Delivery of documents to DTC does not constitute delivery to the Depositary.

The undersigned has completed, executed and delivered this Consent and Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer and the Consent Solicitation.

The instructions included with this Consent and Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Statement and this Consent and Letter of Transmittal should be directed to Citigroup Global Markets Inc., as the Lead Dealer Manager for the Offer and the Lead Solicitation Agent for the Consent Solicitation and Global Bondholder Services Corporation, the Information Agent, in each case at the addresses and telephone numbers set forth on the back cover page of this Consent and Letter of Transmittal. See Instruction 13 below.

Holders that are tendering by book entry transfer to the Depositary’s account at DTC can execute the tender through DTC’s Automated Tender Offers Program (“ATOP”), for which the transaction will be eligible. DTC participants that are accepting the Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Depositary’s DTC account. DTC will then send an Agent’s Message to the Depositary for its acceptance. A DTC participant using ATOP may validly deliver a Consent using ATOP with respect to Notes tendered through ATOP. Any DTC participant that has Notes credited to its DTC account at any time (and thereby held of record by DTC’s nominee) may directly provide a Consent to the Proposed Amendments as though it were a registered Holder by so completing, executing and delivering this Consent and Letter of Transmittal or having transmitted an Agent’s Message. Holders may not deliver Consents in the Consent Solicitation without tendering their Notes in the Offer and may not revoke Consents at or prior to the Offer Expiration Date without withdrawing the previously tendered Notes to which such Consents relate. Tendered Notes may not be withdrawn, and the related Consents may not be revoked, subsequent to the Offer Expiration Date.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Offer and Consent Solicitation, the undersigned hereby tenders to the Offerors the principal amount of Notes indicated above and consents to the Proposed Amendments with respect to the tendered Notes.

Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Notes tendered with this Consent and Letter of Transmittal, the undersigned hereby tenders, sells, assigns and transfers to, or upon the order of, the Offerors, all right, title and interest in and to the Notes that are being tendered hereby, waives any and all other rights with respect to the Notes (including without limitation, any existing or past defaults and their consequences in respect of the Notes and the Indenture under which the Notes were issued) and releases and discharges the Offerors from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, the Notes, including without limitation any claims that the undersigned is entitled to receive additional principal or interest payments with respect to the Notes or to participate in any redemption or defeasance of the Notes, and also consents to the Proposed Amendments with respect to the tendered Notes. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Offerors) with respect to the Notes, with full power of substitution and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present the Notes and all evidences of transfer and authenticity to, or transfer ownership of, the Notes on the account books maintained by DTC to, or upon the order of, the Offerors, (ii) present the Notes for transfer of ownership on the books of the Trustee and the Offerors, (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Notes and (iv) deliver to the Offerors and the Trustee this Consent and Letter of Transmittal as evidence of the undersigned’s Consent to the Proposed Amendments and as certification that validly delivered and not revoked Consents from holders of the requisite aggregate principal amount of the Notes to adopt the Proposed Amendments, duly executed by Holders of the Notes, have been received, all in accordance with the terms and conditions of the Offer and Consent Solicitation as described in the Statement.

The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and delivers its written Consent to the Proposed Amendments and expressly waives all claims against the Offerors and its affiliates with respect to the Indenture and the Notes. The undersigned understands that the Consent delivered hereby shall remain in full force and effect until such Consent is revoked in accordance with the procedures set forth in the Statement and this Consent and Letter of Transmittal, which procedures are hereby agreed to be applicable in lieu of any and all other procedures set forth in the Indenture, which are hereby waived. The undersigned understands that Consents may not be revoked after the Offer Expiration Date. It is expected that, assuming receipt of the requisite Consents, the Supplemental Indenture will be executed by the Offerors and the Trustee on the Offer Expiration Date and will become effective upon execution and delivery by such parties. The Proposed Amendments will become operative immediately prior to the acceptance for purchase of the Notes pursuant to the Offer.

The undersigned understands that tenders of Notes and the deliveries of the related Consents may be validly withdrawn or validly revoked by written notice of withdrawal or revocation received by the Depositary at any time at or prior to the Offer Expiration Date. Holders may not withdraw previously tendered Notes at or prior to the Offer Expiration Date without revoking the previously delivered Consents to which the tender relates. Tendered Notes may not be validly withdrawn and the related Consents may not be validly revoked subsequent to the Offer Expiration Date. Accordingly, tenders of Notes and the related Consent delivered after the Offer Expiration Date will be irrevocable.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and to give the Consent contained herein, and that if and when the Notes are accepted for purchase by the Offerors, they will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Offerors to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby, to perfect the undersigned’s Consent to the Proposed Amendments and to complete the execution of the Supplemental Indenture providing for such Proposed Amendments.

The undersigned hereby irrevocably appoints the Depositary to act as its agent for the purpose of receiving payment from the Offerors and transmitting such payment to the undersigned. The undersigned acknowledges and agrees that payment shall be deemed to have been made by the Offerors upon the transfer by the Offerors of the Consideration, plus accrued and unpaid interest payable to the Depositary or in accordance with the Depositary’s instructions. The undersigned further acknowledges and agrees that (i) under no circumstances will interest on the Consideration be paid by the Offerors by reason of any delay on behalf of the Depositary in making such payment and (ii) the payment made by the Offerors to the Depositary or upon the Depositary’s instructions shall fully discharge the Offerors’ obligations to make payment in relation to the Offer and the Consent Solicitation and in no event will the Offerors be liable for interest or damages in relation to any delay or failure of payment to be remitted to any Holder.

The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Statement and in the instructions hereto and acceptance for payment thereof by the Offerors will constitute a binding agreement between the undersigned and the Offerors, upon the terms and subject to the conditions of the Offer and Consent Solicitation, which contract will be governed by, and construed in accordance with, the laws of the State of New York.

For purposes of the Offer, the undersigned understands that the Offerors will be deemed to have accepted for purchase validly tendered Notes if, as and when the Offerors give oral or written notice thereof to the Depositary. For purposes of each Consent Solicitation, Consents validly delivered to the Depositary will be deemed to have been accepted by the Offerors if, as and when the Offerors and the Trustee execute the Supplemental Indenture and the Proposed Amendments have become operative. The Proposed Amendments will become operative immediately prior to the acceptance for purchase of the Notes pursuant to the Offer. See “Proposed Amendments” in the Statement.

The undersigned understands that the Offerors’ obligation to accept for payment, and to pay for, Notes validly tendered pursuant to the Offer is conditioned upon the satisfaction or waiver of (1) the Requisite Consents Condition, (ii) the Acquisition Condition and (iii) the General Conditions. See “Conditions to the Offer and the Consent Solicitation” in the Statement. Any Notes not accepted for payment will be returned promptly to the undersigned at the address set forth below unless otherwise indicated under “Special Delivery Instructions” below. The completion of the Acquisition is not conditioned upon the completion of the Offer or Consent Soliciation.

All authority conferred or agreed to be conferred by this Consent and Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Consent and Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary of this Consent and Letter of Transmittal (or a facsimile hereof) properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Offerors, or receipt of an Agent’s Message. All determinations as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes and deliveries and revocations of Consents will be made by the Offerors, in their sole discretion, which determination shall be final and binding.

Unless otherwise indicated under “Special Issuance Instructions” below, please instruct the Depositary to issue a check for the Consideration, plus accrued and unpaid interest, if any, for the Notes tendered hereby that are purchased, and/or return any certificates representing Notes not tendered or not accepted for payment, in the name(s) of the Holder(s) appearing under “Description of Notes Tendered and Consents Delivered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the Consideration, plus accrued and unpaid interest, if any, and/or return any certificates representing Notes not tendered or not accepted for payment (and accompanying documents, as appropriate), to the address(es) of the Holder(s) appearing under “Description of Notes Tendered and Consents Delivered.” In the event that both the Special Issuance Instructions and the Special Delivery Instructions are completed, please issue the check for the Consideration, plus accrued and unpaid interest, if any, and/or return any certificates representing Notes not tendered or not accepted for payment (and any accompanying documents, as appropriate), to the person or persons so indicated. In the case of a book-entry delivery of Notes, please credit the account maintained at DTC with any Notes not tendered or not accepted for payment. The undersigned recognizes that the Offerors do not have any obligation pursuant to the Special Issuance Instructions to transfer the Notes from the name of the Holder thereof if the Offerors do not accept for payment the Notes tendered. The undersigned also acknowledges and agrees that any direction indicated under “Special Delivery Instructions” or “Special Issuance Instructions” may be disregarded and shall have no effect unless the undersigned produces satisfactory evidence of the payment of any and all taxes that would become payable by virtue of giving effect to such instructions.

PLEASE SIGN HERE

(To Be Completed By All Tendering and Consenting Holders)

The completion, execution and delivery of this Consent and Letter of Transmittal will be deemed to constitute a Consent to the Proposed Amendments.

This Consent and Letter of Transmittal must be signed by the registered holder(s) of Notes exactly as their name(s) appear(s) on certificate(s) for Notes or, if tendered by book entry transfer by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Consent and Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Offerors of such person’s authority to do so. See Instruction 6 below. Please note that it will be necessary to complete, sign and submit as many separate copies of this Consent and Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

If the signature appearing below is not of the registered holder(s) of the Notes, then the registered holder(s) must sign a valid proxy. (See Instructions 3 and 6 below.)

X
(Signature(s) of Holder(s) or Authorized Signatory)

Dated:

Name(s):

(Please Print)

Capacity:

Address:
(Including Zip Code)

Area Code and Telephone Number:

PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

SIGNATURE GUARANTEE

(See Instructions 1 and 6 below)

Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

(Name of Medallion Signature Guarantor Guaranteeing Signature)

(Address (including up code) and Telephone Number (Including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated:

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 1, 5, 6, 7 and 9)

        To be completed ONLY if certificates for Notes in a principal amount not tendered or not accepted for payment are to be issued in the name of, or checks constituting payments for the Consideration to be made in connection with the Offer and Consent Solicitation are to be issued to the order of; someone other than the person or persons whose signature(s) appear(s) within this Consent and Letter of Transmittal or issued to an address different from that shown in the box entitled “Description of Notes Tendered and Consents Delivered” within this Consent and Letter of Transmittal.

Issue:	☐ Notes
☐ Checks (check as applicable)

Pay to the order of:

Name
(Please Print)
Send Payment to:

Address

(Please Print)

Zip Code

Taxpayer Identification or Social Security Number

(See Substitute Form W-9 herein)

SIGNATURE GUARANTEE

(See Instructions 1 and 6 below)

Certain Signatures Must be Guaranteed by a Medallion

Signature Guarantor

(Name of Medallion Signature Guarantor
Guaranteeing Signature)

(Address (including zip code) and Telephone Number
(including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 7 and 9)

        To be completed ONLY if certificates for Notes in a principal amount not tendered or not accepted for payment or checks constituting payments for the Consideration to be made in connection with the Offer and Consent Solicitation are to be sent to someone other than the person or persons whose signatures) appear(s) within this Consent and Letter of Transmittal to an address different from that shown in the box entitled “Description of Notes Tendered and Consents Delivered” within this Consent and Letter of Transmittal.

Deliver:	☐ Notes
☐ Checks (check as applicable)

Name
(Please Print)

Address

(Please Print)

Zip Code

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer and Consent Solicitation

1. Guarantee of Signatures. Signatures on this Consent and Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program (each a “Medallion Signature Guarantor”) unless the Notes tendered hereby are tendered (i) by a Holder of Notes (or by a participant in DTC whose name appears on a security position listing as the owner of the Notes) who has not completed either of the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Consent and Letter of Transmittal or (ii) for the account of a member firm of a registered national securities exchange, a member firm of the Financial Industry Regulatory Authority (“FINRA”) or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an “Eligible Institution”). If the Notes are registered in the name of a person other than the signer of this Consent and Letter of Transmittal or if Notes not accepted for payment or not tendered are to be returned to a person other than the registered Holder, then the signature on this Consent and Letter of Transmittal accompanying the tendered Notes must be guaranteed by a Medallion Signature Guarantor as described above. Beneficial owners whose Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender Notes and deliver Consents with respect to Notes so registered. See “Procedures for Tendering Notes and Delivering Consents—Tender of Notes Held Through a Custodian” in the Statement.

2. Requirements of Tender. This Consent and Letter of Transmittal is to be completed by Holders of Notes if certificates representing the Notes are to be forwarded herewith, or if delivery of tendered Notes is to be made by book-entry transfer to the account maintained by DTC, pursuant to the procedures set forth in the Statement under “Procedures for Tendering Notes and Delivering Consents,” unless the Notes are being transferred and Consents delivered through ATOP. Unless the Notes are being transferred and Consents delivered through ATOP, for a Holder to tender Notes and deliver Consents validly pursuant to the Offer and the Consent Solicitation, a properly completed and duly executed Consent and Letter of Transmittal (or a properly completed and duly executed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, must be received by the Depositary at its address set forth herein at or prior to the Offer Expiration Date and either (i) certificates representing the Notes must be received by the Depositary at its address or (ii) the Notes must be transferred pursuant to the procedures for book-entry transfer described in the Statement under “Procedures for Tendering Notes and Delivering Consents,” and a Book Entry Confirmation must be received by the Depositary at or prior to the Offer Expiration Date.

The method of delivery of this Consent and Letter of Transmittal, the Notes and all other required documents, including delivery through DTC (including using ATOP), is at the option and risk of the tendering Holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Depositary.

No alternative, conditional or contingent tenders shall be accepted. Tenders may not be made by notice of guaranteed delivery. All tendering Holders, by execution of this Consent and Letter of Transmittal (or a facsimile thereof) waive any right to receive any notice of the acceptance of their Notes for payment.

3. Consents to Proposed Amendments. A valid Consent to the Proposed Amendments may be given only by a Holder or its attorney-in-fact. A beneficial owner who is not a Holder must arrange with the Holder to execute and deliver a Consent on its behalf, obtain a properly completed irrevocable proxy that authorizes such beneficial owner to consent to the Proposed Amendments on behalf of such Holder or become a Holder. Notwithstanding the foregoing, any DTC participant which has Notes credited to its DTC account at any time (and thereby held of record by DTC’s nominee) may directly provide a Consent to the Proposed Amendments as though it were the registered Holder by so completing, executing and delivering this Consent and Letter of Transmittal. A DTC participant using ATOP may validly deliver a Consent using ATOP with respect to Notes transferred through ATOP.

4. Withdrawal of Tenders and Revocation of Consents. Tenders of Notes may be validly withdrawn at any time at or prior to the Offer Expiration Date. Consents may only be validly revoked at any time at or prior to the Offer Expiration Date. A valid withdrawal of tendered Notes effected at or prior to the Offer Expiration Date will constitute the concurrent valid revocation of such Holder’s related Consent. In order for a Holder to validly revoke a Consent prior to the Offer Expiration Date, such Holder must validly withdraw the related tendered Notes. Tendered Notes may not be validly withdrawn and the related Consents may not be validly revoked subsequent to the Offer Expiration Date. Accordingly, tenders made after the Offer Expiration Date will be irrevocable. Tenders of Notes may be validly withdrawn if the Offer is terminated without any Notes being purchased thereunder. In the event of a termination of the Offer, the Notes tendered pursuant to the Offer will be promptly returned to the tendering Holder, and the Consents will be deemed revoked and the Supplemental Indenture with respect to the Notes will not become operative. If the Offer or Consent Solicitation is amended at or prior to the Offer Expiration Date in a manner determined by the Offerors in their sole discretion to constitute a material adverse change to the Holders, the Offerors promptly will disclose such amendment and, if necessary, extend the Offer or Consent Solicitation for a period deemed by the Offerors to be adequate and in compliance with applicable law to permit Holders to withdraw their Notes and revoke their Consents. If the Offerors make a material change in the terms of the Offer or the information concerning the Offer or waives a material condition of the Offer, they will disseminate additional materials and extend the Offer to the extent required by law. If consideration to be paid in any Offer is increased or decreased or the principal amount of Notes subject to any Offer is decreased, the Offer will remain open at least ten business days from the date the Offerors first give notice to Holders of the Notes, by public announcement or otherwise, of such increase or decrease. In addition, the Offerors may, if they deem appropriate, extend the Offer for any other reason. Any extension, amendment or termination will be followed promptly by public announcement thereof, the announcement in the case of an extension of the Offer to be issued no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Offer Expiration Date. Without limiting the manner in which any public announcement may be made, the Offerors shall have no obligation to publish, advertise or otherwise communicate any such public announcement other than by issuing a press release to Business Wire or the Dow Jones News Service.

For a withdrawal of tendered Notes, which will constitute the concurrent valid revocation of such Holder’s related Consent, to be valid, a written or facsimile transmission notice of withdrawal must be received by the Depositary at or prior to the Offer Expiration Date. Any such notice of withdrawal must (i) specify the name of the person who tendered the Notes to be withdrawn and to which the revocation of Consents relates, (ii) contain the description of the Notes to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing the Notes (unless the Notes were tendered by book-entry transfer) and the aggregate principal amount represented by the Notes and (iii) be signed by the Holder of the Notes in the same manner as the original signature on the Consent and Letter of Transmittal or Agent’s Message by which the Notes were tendered (including any required signature guarantees) and the related Consent was delivered, or be accompanied by (x) documents of transfer sufficient to have the Trustee register the transfer of the Notes into the name of the person withdrawing the Notes and revoking such Consent and (y) a properly completed irrevocable proxy authorizing such person to effect such withdrawal on behalf of such Holder. If the Notes to be withdrawn have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal is effective immediately upon receipt by the Depositary of written or facsimile notice of such withdrawal even if physical release of the Notes is not yet effected, provided such notice is received at or prior to the Offer Expiration Date.

Any permitted withdrawal of Notes and revocation of Consents may not be rescinded. Any Notes validly withdrawn will thereafter be deemed not validly tendered and any Consents revoked will be deemed not validly delivered for purposes of the Offer and the Consent Solicitation, provided, however, that withdrawn Notes may be re-tendered and revoked Consents may be re-delivered by again following one of the appropriate procedures described herein at any time at or prior to the Offer Expiration Date.

If the Offerors extend the Offer or are delayed in their acceptance for purchase of Notes or are unable to purchase Notes pursuant to the Offer for any reason, then, without prejudice to the Offerors’ rights hereunder, tendered Notes may be retained by the Depositary on behalf of the Offerors and may not be withdrawn (subject to Rule 14e-1(c) under the Exchange Act, which requires that an offeror pay the consideration offered or return the securities deposited by or on behalf of the investor promptly after the termination or withdrawal of a tender offer), except as otherwise provided in this section and the Statement.

All determinations as to validity, form and eligibility (including time of receipt) of notices of withdrawal and revocation of Consents will be made by the Offerors in their sole discretion (whose determination shall be final and binding). None of the Company, the Parent, the Sponsors, the Dealer Managers, the Information Agent, the Depositary, the Trustees or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or revocation of Consents, or incur any liability for failure to give any such notification.

5. Partial Tenders and Consents. Tenders of Notes pursuant to the Offer (and the corresponding delivery of Consents thereto pursuant to the Consent Solicitation) will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the appropriate box under the heading “Description of Notes Tendered and Consents Delivered.” The entire principal amount represented by the certificates for all Notes delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes is not tendered or not accepted for payment, certificates for the principal amount of Notes not tendered or not accepted for payment will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the Holder unless otherwise provided in the appropriate box in this Consent and Letter of Transmittal (see Instruction 7) promptly after the Notes are accepted for payment.

6. Signatures on this Consent and Letter of Transmittal, Bond Powers and Endorsement; Guarantee of Signatures. If this Consent and Letter of Transmittal is signed by the registered Holder(s) of certificated Notes tendered hereby or with respect to which Consent is given, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Consent and Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

IF THIS CONSENT AND LETTER OF TRANSMITTAL IS EXECUTED BY A HOLDER OF NOTES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID PROXY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR, UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION. IN ADDITION, THE TENDER MUST BE ACCOMPANIED BY A VALID CONSENT OR PROXY OF SUCH REGISTERED HOLDER(S), SINCE NOTES MAY NOT BE TENDERED AT OR PRIOR TO THE OFFER EXPIRATION DATE WITHOUT A CONSENT TO THE PROPOSED AMENDMENTS AND ONLY REGISTERED HOLDER(S) ARE ENTITLED TO PROVIDE CONSENTS TO THE PROPOSED AMENDMENTS. SIGNATURES ON SUCH CONSENTS OR PROXY MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION.

If any of the Notes tendered hereby (and with respect to which Consent is given) are owned of record by two or more joint owners, all such owners must sign this Consent and Letter of Transmittal. If any Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Consent and Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

If this Consent and Letter of Transmittal or any certificates of Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and the proper evidence satisfactory to the Offerors of their authority so to act must be submitted with this Consent and Letter of Transmittal. When this Consent and Letter of Transmittal is signed by the registered Holder(s) of the Notes listed and transmitted hereby, no endorsements of Notes or separate instruments of transfer are required unless payment is to be made, or Notes not validly tendered or purchased are to be issued, to a person other than the registered Holder(s), in which case the signatures on the Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor. See Instruction 1.

Endorsements on certificates for Notes, signatures on bond powers and proxies and Consents provided in accordance with this Instruction 6 by registered Holders not executing this Consent and Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor. See Instruction 1.

7. Special Issuance and Special Delivery Instructions. Tendering Holders should indicate in the applicable box or boxes the name and address to which Notes for principal amounts not tendered or not accepted for payment or checks constituting payments for the Consideration to be made in connection with the Offer and Consent Solicitation are to be issued or sent, if different from the name and address of the registered Holder signing this Consent and Letter of Transmittal. If Notes not validly tendered or not accepted for payment are to be credited to a different account at DTC, such special instructions must be indicated here and to DTC. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Notes not tendered or not accepted for payment will be returned to the registered Holder of the Notes tendered. For Holders of Notes tendered by book-entry transfer, Notes not tendered or not accepted for payment will be returned by crediting the account at DTC designated above. Transfer taxes may apply in the event that a Holder completes “Special Issuance Instructions” or “Special Delivery Instructions” and tendering Holders must understand that any direction indicated thereunder may be disregarded and shall have no effect unless the undersigned produces satisfactory evidence of the payment of any and all taxes that would become payable by virtue of giving effect to such instructions.

8. Substitute Form W-9. Each tendering Holder (or other payee) is required either to (i) provide the Depositary with a correct taxpayer identification number (“TIN”), generally the Holder’s social security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under “Important Tax Information” below, and to certify that the Holder (or other payee) is not subject to backup withholding or (ii) otherwise establish a basis for exemption from backup withholding. Failure to provide this information on the Substitute Form W-9 may subject the tendering Holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 28% federal income tax backup withholding on any payment. If a nonexempt Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such Holder should write “Applied For” in the space for the TIN provided on the attached Substitute Form W-9 and must also complete the attached “Certificate of Awaiting Taxpayer Identification Number” in order to prevent backup withholding. In the event that such Holder fails to provide a TIN to the Depositary by the time of payment, the Depositary must backup withhold 28% of the payments made to such Holder. To the extent that the Offerors or the Depositary is required to make payments in respect of backup withholding not withheld, the Holder shall repay the Offerors or the Depositary the amount paid in relation to the withholding obligation. See “Important Tax Information.”

9. Transfer Taxes. The Offerors will pay all transfer taxes applicable to the purchase and transfer of Notes pursuant to the Offer, except in the case of deliveries of certificates for Notes for principal amounts not tendered or not accepted for payment that are registered or issued in the name of any person other than the registered Holder of Notes tendered hereby. Except as provided in this Instruction 9, it will not be necessary for transfer stamps to be affixed to the certificates listed in this Consent and Letter of Transmittal. Tendering Holders will be responsible for the payment of any taxes that would become due by virtue of any direction indicated under “Special Issuance Instructions” or “Special Delivery Instructions.” Any such instructions may be disregarded and shall have no effect unless the tendering Holder produces satisfactory evidence of the payment of any and all taxes that would become payable by virtue of giving effect to such instructions.

10. Irregularities. All determinations as to the validity, form, eligibility (including time of receipt) and acceptance of any tendered Notes or delivery of Consents pursuant to any of the procedures described above will be made by the Offerors in their sole discretion (whose determination shall be final and binding). The Offerors expressly reserve the absolute right, in their sole discretion, subject to applicable law, to reject any or all tenders of any Notes or delivery of any or all Consents determined by it not to be in proper form or, in the case of tenders of Notes, if the acceptance for payment of, or payment for, the Notes may, in the opinion of the Offerors’ counsel, be unlawful. The Offerors also reserve the absolute right, in their sole discretion, subject to applicable law, to waive or amend any of the conditions of the Offer or the Consent Solicitation or to waive any defect or irregularity in any tender with respect to Notes or delivery of Consents of any particular Holder, whether or not similar defects or irregularities are waived in the case of other Holders. The Offerors’ interpretation of the terms and conditions of the Offer and Consent Solicitation (including this Consent and Letter of Transmittal and the Instructions hereto) will be final and binding. None of the Company, the Parent, the Depositary, the Dealer Managers, the Information Agent, the Trustee or any other person will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification. If the Offerors waive their right to reject a defective tender of Notes, the Holder will be entitled to the Consideration.

11. Waiver of Conditions. The Offerors expressly reserve the right prior to the Expiration Date to waive (or to seek to waive) any of the conditions to the Offer or Consent Solicitation, in whole or in part, at any time and from time to time.

12. Mutilated, Lost, Stolen or Destroyed Certificates. If a Holder desires to tender Notes, but the certificates evidencing the Notes have been mutilated, lost, stolen or destroyed, such Holder should contact the Trustee to receive information about the procedures for obtaining replacement certificates for Notes.

13. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering Notes and consenting to the Proposed Amendments and requests for assistance or additional copies of the Statement and this Consent and Letter of Transmittal may be directed to, and additional information about the Offer and Consent Solicitation may be obtained from, either Citigroup Global Markets Inc., the Lead Dealer Manager, Global Bondholder Services Corporation, the Information Agent, whose addresses and telephone numbers appear on the back cover of this Consent and Letter of Transmittal.

IMPORTANT TAX INFORMATION

To ensure compliance with Internal Revenue Service Circular 230, Holders are hereby notified that any discussion of tax matters set forth in this Consent and Letter of Transmittal was written in connection with the promotion or marketing of the transactions or matters addressed herein and was not intended or written to be used, and cannot be used by any person, for the purpose of avoiding tax-related penalties under federal, state or local tax law. Each Holder is encouraged to seek advice based on its particular circumstances from an independent tax advisor.

Under U.S. federal income tax laws, a Holder whose tendered Notes are accepted for payment is required, unless an exemption applies, to provide the Depositary (as payer) with such Holder’s correct TIN on Substitute Form W-9 below. If such Holder is an individual, the TIN is generally his or her social security number. If the Depositary is not provided with the correct TIN in a timely fashion, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to Notes purchased pursuant to the Offer may be subject to backup withholding (currently at a rate of 28%). Certain Holders (including, among others, all corporations and certain foreign persons) are exempt from backup withholding requirements. Exempt foreign Holders may qualify as exempt recipients and avoid backup withholding by submitting to the Depositary a properly completed appropriate Internal Revenue Service Form W-8 (W-8BEN, W-8ECI, W-8EXP, or W-8IMY), signed under penalties of perjury, attesting to that Holder’s exempt status. Exempt Holders, except for foreign individuals, should furnish their TIN, check the exemption box in Part 2 of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depositary. The applicable Form W-8 can be obtained from the Depositary. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the Holder or other payee. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided that the requisite information is properly provided. To the extent that the Offerors or the Depositary is required to make payments in respect of backup withholding not withheld, the Holder shall repay the Offerors or the Depositary the amount paid in relation to the withholding obligation.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a nonexempt Holder with respect to Notes purchased pursuant to the Tender Offer, the Holder is required to notify the Depositary of the Holder’s correct TIN by completing the Substitute Form W-9, certifying that (1) the TIN provided on the Substitute Form W-9 is correct (or that such Holder is awaiting a TIN), (2) the Holder is not subject to backup withholding because (i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the IRS that the Holder is subject to backup withholding as a result of a failure to report all interest and dividends or (iii) the IRS has notified the Holder that the Holder is no longer subject to backup withholding and (3) the Holder is a U.S. person (including a U.S. resident alien).

If a nonexempt Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such Holder should write “Applied For” in the space for the TIN provided on the attached Substitute Form W-9 and must also complete the attached “Certificate of Awaiting Taxpayer Identification Number” in order to prevent backup withholding. In the event that such Holder fails to provide a TIN to the Depositary by the time of payment, the Depositary must backup withhold 28% of the payments made to such Holder.

What Number to Give the Depositary

The Holder is required to give the Depositary the TIN (generally the social security number or employer identification number) of the registered Holder of the Notes. If the Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

PAYER’S NAME: Global Bondholder Services Corporation

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification

Name (as shown on your income tax return)

_________________________________________________________

Business Name, if different from above

_________________________________________________________

Check appropriate box:

☐ Individual/Sole proprietor        ☐ Corporation        ☐ Partnership        ☐ Other

☐ Limited Liability Company         Enter the tax classification (D=disregarded

entity, C=corporation, P=partnership)

Address

_________________________________________________________

City, State, and ZIP Code

_________________________________________________________

	PART 1 —Taxpayer Identification Number —Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write “Applied For.”	Social Security Number OR Employer Identification Number

PART 2 — For Payees Exempt from Backup Withholding — Check the box if you are NOT subject to backup withholding.☐

PART 3 — Certification — Under penalties of perjury, I certify that:

(1)     The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2)     I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)     I am a U.S. person (including a U.S. resident alien).

Certification Instructions. — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE		DATE

NOTE: FAILURE TO COMPLETE THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” IN THE APPROPRIATE LINE IN PART 1 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines For Determining the Proper Identification Number to Give the Payer — Social Security Numbers (“SSNs”) have nine digits separated by two hyphens; i.e., 000-00-0000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:	GIVE THE NAME AND SOCIAL SECURITY NUMBER OR EMPLOYER IDENTIFICATION NUMBER OF—	For this type of account:	GIVE THE NAME AND EMPLOYER IDENTIFICATION NUMBER OF—

1. Individual	The individual	7. A valid trust, estate, or pension trust	Legal entity(4)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	8. Corporation or LLC electing corporate status on Form 8832	The corporation

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	9. Association, club, religious, charitable, educational or other tax-exempt organization	The organization

4. a. The usual revocable savings trust (grant is also trustee) b. The so-called trust account that is not a legal or valid trust under State law	The grantor-trustee(1) The actual owner(1)	10. Partnership or multi-member LLC	The partnership

5. Sole proprietorship or disregarded entity owned by an individual	The owner(3)	11. A broker or registered nominee	The broker or nominee

6. Disregarded entity not owned by an individual	The owner	12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name and you may also enter your business or “doing business as” name on the second name line. You may use either your SSN or EIN (if you have one), but the Internal Revenue Service encourages you to use your SSN.
(4)	List first and circle the name of the trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9 Page 2

Purpose of Form

A person who is required to file an information return with the IRS must get your correct taxpayer identification number (“TIN”) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an individual retirement account. Use Substitute Form W-9 to give your correct TIN to the requester (the parson requesting your TIN) and, when applicable, (I) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. The TIN provided must match the name given on the Substitute Form W-9.

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf: You may also get this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAXFORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you do not have a TIN, write “Applied For” in Part 1, sign and date the form, and give it to the payer. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the payer. If the payer does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN,

Note: Writing “Applied For” on the form means that you have already applied for a TIN OR that you intend to apply for one soon. As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the payer.

CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the “Exempt” box in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8, Certificate of Foreign Status.

The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)	An organization exempt from tax under section 501(a), any individual retirement plan (“IRA”) where the payor is also the trustee or custodian, or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2),

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)	A foreign government or any of its political subdivisions, agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	A trust exempt from tax under section 664, or described in section 4947.

Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE “EXEMPT” BOX IN PART 2 ON THE FACE OF THE FORM IN THE SPACE PROVIDED, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

Privacy Act Notice. Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nonrax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply, including those listed below.

Penalties

Failure to Furnish TIN. If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment

Misuse of TINS. If the payer discloses or uses TINs in violation of federal law, the payer maybe subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

Any questions or requests for assistance or additional copies of this Consent and Letter of Transmittal or the Statement may be directed to the Information Agent at the telephone numbers and address listed below. A Holder may also contact Citi, the Lead Dealer Manager, at its telephone numbers set forth below or such Holder’s broker, dealer, commercial bank, trust company or nominee for assistance concerning the Offer and the Consent Solicitation.

The Information Agent for the Offer and the Consent Solicitation is:

Global Bondholder Services Corporation

65 Broadway – Suite 723

New York, New York 10006

Attn: Corporate Actions

(212) 430-3774 (for banks and brokers only)

(866) 924-2200 (for all others toll-free)

The Dealer Managers for the Offer and the Solicitation Agents for the Consent Solicitation are:

Citigroup Global Markets Inc.

Liability Management Group

390 Greenwich Street, 4th Floor

New York, New York 10013

(800) 558-3745 (toll-free)

(212) 723-6106 (collect)

Banc of America Securities LLC	JP Morgan	Credit Suisse

Deutsche Bank Securities		Merill Lynch & Co.